Net Income (Loss) Per Common Unit	12 Months Ended
Dec. 31, 2018
Net Income per Common Unit [Abstract]
Net Income (Loss) Per Common Unit	Net Income (Loss) Per Common Unit
Basic net income per common unit is computed by dividing net income, after considering income attributable to our Class A preferred unitholders, by the weighted average number of common units outstanding.
The dilutive effect of the Class A Convertible Preferred units is calculated using the if-converted method. Under the if-converted method, the Class A Preferred units are assumed to be converted at the beginning of the period (beginning with their respective issuance date), and the resulting common units are included in the denominator of the diluted net income per common unit calculation for the period being presented. Distributions declared in the period and undeclared distributions that accumulated during the period are added back to the numerator for purposes of the if-converted calculation. For the year ended December 31, 2018, the effect of the assumed conversion of the 24,438,022 Class A convertible preferred units was anti-dilutive and was not included in the computation of diluted earnings per unit.
The following table reconciles net income (loss) and weighted average units used in computing basic and diluted net income (loss) per common unit (in thousands, except per unit amounts):

	Year Ended December 31,
	2018	2017	2016
Net Income (Loss) Attributable to Genesis Energy L.P.	$(6,075)	$82,647	$113,249
Less: Accumulated distributions attributable to Class A Convertible Preferred Units	(69,801)	(21,995)	—
Net Income (Loss) Available to Common Unitholders	$(75,876)	$60,652	$113,249

Weighted Average Outstanding Units	122,579	121,546	113,433

Basic and Diluted Net Income (Loss) per Common Unit	$(0.62)	$0.50	$1.00